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                                                                    EXHIBIT 99.1
                           PROPERTY TRUST OF AMERICA
                                 FORM OF PROXY
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

  The undersigned shareholder of Property Trust of America, a Maryland real estate investment trust ("PTR"), hereby appoints C. Ronald Blankenship and Paul E. Szurek, and each of them, as proxy for the undersigned, with full power of substitution to attend the Special Meeting of Shareholders of PTR to be held on March 23, 1995, at 10:00 a.m., local time, at the Old El Paso Room, Seventh Floor, State National Bank Plaza, El Paso, Texas, and at any adjournment(s) or postponement(s) thereof, and to vote and otherwise represent all the shares that the undersigned is entitled to vote with the same effect as if the undersigned were present and voting such shares, on the following matters and in the following manner as further described in the accompanying Joint Proxy/Information Statement and Prospectus. The undersigned hereby revokes any proxy previously given with respect to such shares.

  The undersigned acknowledges receipt of the Notice of Special Meeting of Shareholders and the accompanying Joint Proxy/Information Statement and Prospectus.

  THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE. IF THIS PROXY IS EXECUTED BUT NO SPECIFICATION IS MADE, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED "FOR" THE APPROVAL OF THE MERGER AGREEMENT AND THE TRANSACTIONS CONTEMPLATED THEREBY, AS DESCRIBED IN THE JOINT PROXY/ INFORMATION STATEMENT AND PROSPECTUS DELIVERED HEREWITH, AND IN THE DISCRETION OF THE PROXY HOLDERS ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF.
                                   P R O X Y
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COMMENTS/ADDRESS CHANGE: PLEASE MARK COMMENT/ADDRESS BOX ON REVERSE SIDE

                                     (Continued and to be signed on other side)
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                                                      Please mark
                                               [X]    your votes
                                                        as this
        --------  ---------------------
         Common   Dividend Reinvestment


1. The approval of the Agreement and Plan of Merger, dated as of December 6, 1994, among PTR, Security Capital Pacific Incorporated and Security Capital Realty Incorporated.

             FOR                  AGAINST                  ABSTAIN
             [_]                    [_]                      [_]

2. To vote and otherwise represent the shares on any other matters which may properly come before the meeting or any adjournment(s) or postponement(s) thereof in their discretion.

         MARK HERE IF YOU PLAN TO ATTEND THE MEETING          [_]

         COMMENTS/ADDRESS CHANGE                              [_]

         Please mark this box if you have written
             comments/address change on the
                     reverse side.
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Please sign exactly as name appears hereon and date. If the shares are held jointly, each holder should sign. When signing as an attorney, executor, ad-ministrator, trustee, guardian or as an officer signing for a corporation, please give the full title under signature.

_______________________________________________________________________________
Signature

_______________________________________________________________________________
Signature, if held jointly

Dated: __________________________________________________________________, 1995
   Please sign, date and return this proxy card promptly using the enclosed postage-paid envelope.